Major Customers, Export Sales And Concentration Of Credit Risk	12 Months Ended
Dec. 31, 2011
Major Customers, Export Sales And Concentration Of Credit Risk [Abstract]
Major Customers, Export Sales And Concentration Of Credit Risk

17. Major Customers, Export Sales and Concentration of Credit Risk

As of December 31, 2010 no customer accounted for 10% or higher of total revenue and accounts receivable. As of December 31, 2011, no customer accounted for 10% or higher of total revenue and two customers accounted for 10% or higher of accounts receivable, net. During the years ended December 31, 2010 and 2011, international sales accounted for 20% and 23% of the total revenue, respectively. Company policy does not require collateral on accounts receivable balances.